UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): March 10, 2006

                               PATRIOT GOLD CORP.
             (Exact Name of Registrant as Specified in Its Charter)

                                     Nevada
                 (State or Other Jurisdiction of Incorporation)

           000-32919                                     86-0947048
           ---------                                      ----------
     (Commission File Number)                  (IRS Employer Identification No.)

                            501-1775 Bellevue Avenue
                      West Vancouver, B.C., Canada V7V 1A9
               (Address of Principal Executive Offices, Zip Code)

                                 (604)-925-5257
              (Registrant's Telephone Number, Including Area Code)

     -----------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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

SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On March 10, 2006, Patriot Gold Corp. (the "Registrant") entered into a Stock Option Agreement with Robert Coale, who is the President, Chief Executive Officer, Secretary, and Treasurer, and a director of the Registrant. Pursuant to such agreement, Mr. Coale was issued 200,000 options, each entitling him to purchase one share of common stock at a price of $0.25 until March 10, 2016. In consideration therefor, Mr. Coale and the Registrant entered into a Buy-Back Option Agreement, pursuant to which Mr. Coale granted to the Registrant the option to purchase all or any portion of the 3,000,000 shares of the Registrant's common stock that are owned by Mr. Coale for a purchase price of $0.01 per share.

On March 10, 2006,  the  Registrant  entered into a Stock Option  Agreement with
Robert Sibthorpe, who is a director of the Registrant. Pursuant to such agreement, Mr. Sibthorpe was issued 200,000 options, each entitling him to purchase one share of common stock at a price of $0.25 until March 10, 2016. In consideration therefor, Mr. Sibthorpe and the Registrant entered into a Buy-Back Option Agreement, pursuant to which Mr. Sibthorpe granted to the Registrant the option to purchase all or any portion of the 3,000,000 shares of the Registrant's common stock that are owned by Mr. Sibthorpe for a purchase price of $0.01 per share.

On March 10, 2006, the Registrant entered into a Redemption Agreement with Ronald C. Blomkamp, pursuant to which the Registrant purchased from Mr. Blomkamp 3,000,000 shares of the Registrant's common stock that was owned by Mr.
Blomkamp. The purchase price for such shares paid to Mr. Blomkamp by the Registrant was $0.01 per share, which amounted to an aggregate of $30,000.

For all the terms and  conditions  of the Stock  Option  Agreement  with  Robert
Coale, the Buy-Back Option Agreement with Robert Coale, the Stock Option Agreement with Robert Sibthorpe, the Buy-Back Option Agreement with Robert Sibthorpe, and the Redemption Agreement with Ronald C. Blomkamp, reference is hereby made to such agreements annexed hereto, respectively, as exhibits 10.1, 10.2, 10.3, 10.4, and 10.5. All statements made herein concerning the foregoing agreements are qualified by references to said exhibits.


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

SECTION 9-FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Financial Statements of business acquired.      Not applicable
(b)      Pro forma financial information.                Not applicable
(c)      Exhibits:

         Exhibit 10.1 Stock Option Agreement, dated March 10, 2006, between Patriot Gold Corp. and Robert Coale

         Exhibit 10.2 Buy-Back Option Agreement, dated March 10, 2006, between Patriot Gold Corp. and Robert Coale

         Exhibit 10.3 Stock Option Agreement, dated March 10, 2006, between Patriot Gold Corp. and Robert Sibthorpe

         Exhibit 10.4 Buy-Back Option Agreement, dated March 10, 2006, between Patriot Gold Corp. and Robert Sibthorpe

         Exhibit 10.5 Redemption Agreement, dated March 10, 2006, between Patriot Gold Corp. and Ronald C. Blomkamp



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




                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   PATRIOT GOLD CORP.


                                   By:      /s/ Robert Coale
                                            -------------------------
                                   Name:    Robert Coale
                                   Title:   President, Chief Executive Officer,
                                            Secretary, and Treasurer


Date:  March 10, 2006














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